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                           SEI ASSET ALLOCATION TRUST
                      DIVERSIFIED CONSERVATIVE INCOME FUND
                          DIVERSIFIED CONSERVATIVE FUND
                        DIVERSIFIED MODERATE GROWTH FUND
                             DIVERSIFIED GROWTH FUND
                           DIVERSIFIED U.S. STOCK FUND

                       SUPPLEMENT DATED OCTOBER 2, 1996
                      TO THE PROSPECTUS DATED APRIL 1, 1996


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

At a meeting held on September 16-17, 1996, the Boards of Trustees of SEI Institutional Managed Trust ("SIMT") and SEI International Trust ("SIT"), each of which is an Underlying Trust of SEI Asset Allocation Trust (the "Trust"), voted to make certain changes to the sub-advisers for SIMT and SIT. Effective on October 1, 1996, Furman Selz Capital Management LLC ("Furman Selz") was added as a sub-adviser to the SIMT Small Cap Growth Portfolio. In addition, Parametric Portfolio Associates ("Parametric"), Coronation Asset Management (Proprietary) Limited ("Coronation") and Yamaichi Capital Management, Inc. ("Yamaichi") and Yamaichi Capital Management (Singapore) Limited ("YCMS") have been added as sub-advisors to the SIT Emerging Markets Equity Portfolio. In connection with these changes, "The Advisers and Sub-Advisers to the Underlying Portfolios" section of the Trust's Prospectus is amended and the following disclosure is inserted:

FURMAN SELZ CAPITAL MANAGEMENT LLC

Furman Selz Capital Management LLC ("Furman Selz") acts as a sub-adviser to a portion of the assets of the SIMT Small Cap Growth Portfolio.

Furman Selz, a Delaware limited liability company whose predecessor was formed in 1977, is a registered investment adviser that managed approximately $7 billion in assets as of August 31, 1996. Furman Selz's principal business address is 230 Park Avenue, New York, NY 10169. Matthew S. Price and David C. Campbell, Managing Directors/Portfolio Managers of Furman Selz, are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Portfolio. Prior to joining Furman Selz, Mr. Price and Mr. Campbell were Senior Portfolio Managers at Value Line Asset Management.

The Adviser will pay Furman Selz a fee based on a percentage of the average monthly market value of the assets of the SIMT Small Cap Growth Portfolio managed by Furman Selz.

CORONATION ASSET MANAGEMENT (PROPRIETARY) LIMITED

Coronation Asset Management (Proprietary) Limited ("Coronation") acts as a sub-adviser to a portion of the assets of the SIT Emerging Markets Equity Portfolio.

Coronation, a registered investment adviser organized under the laws of the Republic of South Africa, was founded in 1993, and as of July 31, 1996, managed $2.5 billion in assets. The principal business address of Coronation is 80 Strand Street, Cape Town, South Africa, 8001. Investment decisions for Coronation's portion of the Portfolio are made by Anthony Gibson and Louis Stassen. Prior to joining Coronation in 1993, Mr. Gibson, the head of Coronation's Investment Committee, and Mr. Stassen, the head of Coronation's research department, worked at Syfrets Managed Assets for seven years and one year, respectively. Prior to joining Syfrets Managed Assets, Mr.
Stassen worked as an Investment Analyst for Allan Gray Investment Counsel.
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The Adviser will pay Coronation a fee based on a percentage of the average monthly market value of the assets of the SIT Emerging Markets Equity Portfolio managed by Coronation.

PARAMETRIC PORTFOLIO ASSOCIATES

Parametric Portfolio Associates ("Parametric") acts as a sub-adviser to a portion of the assets of the SIT Emerging Markets Equity Portfolio.

Parametric is a general partnership whose general partners are PIMCO Advisors L.P. ("PIMCO"), the supervisory general partner, and Parametric Management, Inc., the managing general partner (a wholly-owned subsidiary of PIMCO). Parametric's predecessor was founded in 1987, and as of July 31, 1996, Parametric managed approximately $1.5 billion in client assets. Parametric's business address is 700 Newport Center Drive, Newport Beach, California 92660. PIMCO's address is 800 Newport Center Drive, Newport Beach, California 92660. Cliff Quisenberry, CFA, Senior Investment Manager and Research Manager, is responsible for managing the portion of the Portfolio's assets allocated to Parametric. Prior to joining Parametric, Mr. Quisenberry was a Portfolio Manager with Cutler & Company.

The Adviser will pay Parametric a fee based on a percentage of the average monthly market value of the assets of the SIT Emerging Markets Equity Portfolio managed by Parametric.

YAMAICHI CAPITAL MANAGEMENT, INC. AND YAMAICHI CAPITAL MANAGEMENT (SINGAPORE) LIMITED

Yamaichi Capital Management, Inc. ("Yamaichi") and Yamaichi Capital Management (Singapore) Limited ("YCMS") jointly act as sub-adviser to a portion of the assets of the SIT Emerging Markets Equity Portfolio. Yamaichi is a New York Corporation established in 1981, and is a wholly-owned subsidiary of Yamaichi International Capital Management Co., Ltd. ("YICM"). YCMS, a Singapore corporation established in 1979, is also a wholly-owned subsidiary of YICM. Yamaichi is controlled by Yamaichi Securities Co., Ltd., which is located in Tokyo, Japan. The principal address of Yamaichi is 2 World Trade Center, Suite 9828, New York, New York 10048. The principal address of YCMS is 138 Robinson Road, #19-01, Hong Leong Centre, Singapore 068906. On July 31, 1996, Yamaichi, YCMS and their affiliates managed approximately $22 billion worldwide. Mr. Marco Wong leads the management team for the assets of the SIT Emerging Markets Equity Portfolio allocated to Yamaichi and YCMS. Mr. Wong has been with YCMS since 1986.

The Adviser will pay Yamaichi and YCMS a fee based on a percentage of the average monthly market value of the assets of the SIT Emerging Markets Equity Portfolio managed by Yamaichi and YCMS.






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